J.P. MORGAN INCOME FUNDS

JPMorgan Total Return Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated May 28, 2009
to the Prospectuses dated June 5, 2008, as supplemented

Effective immediately, the Board of Trustees has approved a change to the methodology by which the JPMorgan Total Return Fund (the “Fund”) will calculate its investments in both investment grade and high yield securities. Currently, the Fund’s prospectuses provide that, under normal circumstances, the Fund invests at least 65% of its total assets in securities that, at the time of purchase, are rated investment-grade. Effective immediately, the prospectuses are revised to provide that, under normal circumstances, the Fund invests at least 65% of its net assets in securities that, at the time of purchase, are rated investment-grade. As a result of this change, the Fund will be permitted to invest a lower amount of its total assets in investment grade securities, while maintaining its exposure to such securities at 65% of net assets. Effective immediately, the fourth paragraph under “What are the Fund’s main investment strategies?” section of the Fund’s prospectuses is hereby deleted in its entirety and replaced by the following:

Under normal circumstances, 65% of the Fund’s net assets will be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investor Services, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively. Up to 35% of the Fund’s net assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that prevent attractive risk-reward characteristics). The Fund may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser), to be of comparable quality.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-TRTN-509